UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 1, 2006 (December 1, 2006)

JK ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-32574	87-0745202
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
4400 Post Oak Parkway, Suite 2530, Houston, Texas 77027
(Address of principal executive offices) (Zip Code)
(713) 978-7557
(Registrant’s telephone number, including area code)

5847 San Felipe, Suite 4350, Houston, Texas 77057
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 8.01 Other Events
On December 1, 2006, JK Acquisition Corp. and Multi-Shot, LLC announced the filing of a preliminary proxy statement on Schedule 14A in connection with their proposed merger which includes Multi-Shot’s financial results for the nine months ended September 30, 2006. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits:

Exhibit No.	Description

99.1	Press release of JK Acquisition Corp., dated December 1, 2006 (including unaudited financial information regarding Multi-Shot, LLC).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JK ACQUISITION CORP.
Date: December 1, 2006	By:	/s/ James P. Wilson
	Name:	James P. Wilson
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of JK Acquisition Corp., dated December 1, 2006 (including unaudited financial information regarding Multi-Shot, LLC).